Deutsche Asset
& Wealth Management
                                                                       [DB Logo]



Summary Prospectus | February 1, 2015



Deutsche Core Fixed Income Fund

(formerly DWS Core Fixed Income Fund)





 CLASS/Ticker    A   SFXAX    B   SFXBX    C   SFXCX    R   SFXRX    INST   MFINX    S   SFXSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated February 1, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Deutsche funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 75) and Purchase and Redemption of Shares in the fund's SAI (p. II-15).


SHAREHOLDER FEES (paid directly from your investment)


                                         A          B          C       R    INST      S
                                ----------  ---------  ---------  ------  ------  -----
Maximum sales charge (load)
imposed on purchases, as %
of offering price                    4.50     None       None     None    None    None
-------------------------------      ----     --         --       ------  ------  ---
Maximum deferred sales
charge (load), as % of
redemption proceeds                None     4.00       1.00       None    None    None
-------------------------------    ------   ----       ----       ------  ------  ---
Account Maintenance Fee
(annually, for fund account
balances below $10,000 and
subject to certain exceptions)    $   20    $20        $20        None    None    $20
-------------------------------   -------   ----       ----       ------  ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                      A          B          C          R        INST           S
                              ---------  ---------  ---------  ---------  ----------  ----------
Management fee                    0.40       0.40       0.40       0.40       0.40        0.40
-----------------------------     ----       ----       ----       ----       ----        ----
Distribution/service (12b-1)
fees                              0.25       0.99       1.00       0.49      None        None
-----------------------------     ----       ----       ----       ----      -----       -----
Other expenses                    0.41       0.50       0.36       0.52       0.31        0.35
-----------------------------     ----       ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                          1.06       1.89       1.76       1.41       0.71        0.75
-----------------------------     ----       ----       ----       ----      -----       -----
Fee waiver/expense reim-
bursement                         0.19       0.27       0.14       0.29       0.09        0.03
-----------------------------     ----       ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES AFTER FEE WAIVER/
EXPENSE REIMBURSEMENT             0.87       1.62       1.62       1.12       0.62        0.72
-----------------------------     ----       ----       ----       ----      -----       -----

The Advisor has contractually agreed through January 31, 2016 to waive fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.87%, 1.62%, 1.62%, 1.12%, 0.62% and 0.72% for Class A, Class B,
Class C, Class R, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period for each class) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         B         C         R    INST       S
-------  --------  --------  --------  --------  ------  ------
1        $ 535     $ 565     $ 265     $ 114     $63     $74
--       -----     -----     -----     -----     ---     ---
3          754       868       541       418     218     237
--       -----     -----     -----     -----     ---     ---
5          991     1,196       941       743     386     414
--       -----     -----     -----     -----     ---     ---
10       1,670     1,773     2,062     1,666     874     928
--       -----     -----     -----     -----     ---     ---

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C         R    INST       S
-------  --------  --------  --------  --------  ------  ------
1        $ 535     $ 165     $ 165     $ 114     $63     $74
--       -----     -----     -----     -----     ---     ---
3          754       568       541       418     218     237
--       -----     -----     -----     -----     ---     ---
5          991       996       941       743     386     414
--       -----     -----     -----     -----     ---     ---
10       1,670     1,773     2,062     1,666     874     928
--       -----     -----     -----     -----     ---     ---

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2014: 302%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include, but are not limited to, debt securities of the US Treasury, as well as US government agencies and instrumentalities, corporate debt securities, inflation-indexed bonds, mortgage-backed and asset-backed securities, US government agency mortgage-backed to-be-announced (TBAs) instruments, taxable municipal and tax-exempt municipal bonds and Rule 144A securities. The fund may invest in fixed income securities of varying maturities. Portfolio management generally targets an average portfolio duration (a measure of sensitivity to interest rate movements) that falls within one year of the average duration of the fund's benchmark.


The fund invests primarily in investment-grade debt securities (securities rated within the top four long-term credit rating categories) though up to 10% of the fund's total assets may be invested in below investment-grade debt securities (also referred to as junk bonds), including securities in default. The fund may purchase or sell securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g., TBAs). A forward commitment transaction is an agreement by the fund to purchase or sell securities at a specified future date. The fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. The fund may also invest up to 25% of total assets in securities of foreign issuers and governments. The fund may hold up to 20% of total assets in cash or money market instruments, either to maintain liquidity or in the event portfolio management determines that securities meeting the fund's investment objective are not readily available for purchase.


MANAGEMENT PROCESS. In seeking to achieve the fund's investment objective, portfolio management focuses on the following key components:

o  A balanced "top-down" and "bottom-up" security selection approach;

o An active rotation of the sectors represented in the Barclay's U.S. Aggregate Bond Index; and

o  Active management of interest rate risk.

Using these key components, portfolio management identifies attractive investments. Each trade has an investment rationale with stated performance drivers, an entry level, profit target and review level. Portfolio management will typically sell a security when the profit target has been achieved, if the rationale for the purchase has changed or if better risk/return opportunities are identified.


DERIVATIVES. Portfolio management generally may use options or futures contracts, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes). In addition, portfolio management generally may use forward currency contracts (i) to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade securities actively and this may lead to high portfolio turnover.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not



                                       2
                                                 Deutsche Core Fixed Income Fund


                                            SUMMARY PROSPECTUS February 1, 2015
intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.


Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FORWARD COMMITMENT RISK. When a fund engages in when-issued, delayed delivery or forward commitment transactions (e.g. TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile. Additionally, these transactions may create a higher portfolio turnover rate.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                       3
                                                 Deutsche Core Fixed Income Fund


                                            SUMMARY PROSPECTUS February 1, 2015

ACTIVE TRADING RISK. Active securities trading could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


The performance figures for Class S shares prior to its inception date are based on the historical performance of the Institutional Class, adjusted to reflect the higher gross total annual operating expenses of Class S.


Prior to June 2, 2014, the fund had a sub-advisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2005      2006      2007       2008       2009      2010      2011      2012      2013       2014
  2.39      3.96      4.92       -14.31     7.32      6.71      6.74      6.79       -1.37     5.38





                   RETURNS   PERIOD ENDING
 BEST QUARTER      4.31%     September 30, 2009
 WORST QUARTER     -8.54%    December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2014 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                 CLASS          1          5         10
                             INCEPTION       YEAR      YEARS      YEARS
                           -----------  ---------  ---------  ---------
CLASS A before tax         6/28/2002       0.64        3.84       2.18
-------------------------  ---------      -----        ----       ----
  After tax on distribu-
  tions                                    -0.40       2.88       0.89
  After tax on distribu-
  tions and sale of fund
  shares                                   0.31        2.59       1.17
-------------------------  ---------      ------       ----       ----
CLASS B before tax         6/28/2002       1.61        3.84       1.87
-------------------------  ---------      ------       ----       ----
CLASS C before tax         6/28/2002       4.60        4.02       1.88
-------------------------  ---------      ------       ----       ----
INST CLASS before tax      9/18/1992       5.64        5.08       2.91
-------------------------  ---------      ------       ----       ----
CLASS R before tax         10/1/2003       5.10        4.56       2.41
-------------------------  ---------      ------       ----       ----
CLASS S before tax          2/1/2005       5.56        4.98       2.83
-------------------------  ---------      ------       ----       ----
BARCLAYS US AGGREGATE
BOND INDEX (reflects no
deduction for fees,
expenses or taxes)                         5.97        4.45       4.71
-------------------------  ---------      ------       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.


GREGORY M. STAPLES, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.


THOMAS M. FARINA, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2014.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                               AUTOMATIC
                                              UGMAS/          INVESTMENT
                   NON-IRA            IRAS     UTMAS               PLANS
         -----------------  --------------  --------  ------------------
A B C        1,000                 500       1,000             500
-------      -----                 ---       -----             ---
R               None              N/A         N/A             N/A
-------      -----                ----       -----            ----
INST     1,000,000                N/A         N/A             N/A
-------  ---------                ----       -----            ----
S            2,500               1,000       1,000           1,000
-------  ---------               -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class and Class R shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.


                                       4
                                                 Deutsche Core Fixed Income Fund


                                            SUMMARY PROSPECTUS February 1, 2015

TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset & Wealth Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset & Wealth Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset & Wealth Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset & Wealth Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class R shares are generally available only to certain retirement plans. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       5
                                                 Deutsche Core Fixed Income Fund
                                  SUMMARY PROSPECTUS February 1, 2015 DCFIF-SUM